Exhibit 10.2

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT, dated as of March 6, 2015 (this “Agreement”), by and among FlexShopper, Inc., a Delaware corporation (the “Company”), the Management Stockholders and the investors listed on the signature pages hereto (the “Investors”) for which Waterfall Asset Management, LLC, a Delaware limited liability company (“Waterfall”) serves as the investment advisor. Each of the Investors, the Company and the Management Stockholders are from time to time referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Investors and the Company have entered into those certain Subscription Agreements, dated as of March 6, 2015 (the “Subscription Agreements”), pursuant to which the Investors have agreed to purchase, subject to the satisfaction and/or waiver of the conditions set forth therein, 14,545,455 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”); and

WHEREAS, it is a condition precedent to the Investors’ obligations to purchase such Common Stock that the Company enter into this Agreement with the Investors to provide for certain rights and obligations of the Parties following the closing of the transactions contemplated by the Subscription Agreements (the “Closing”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1. Definitions. The following terms shall have the meanings ascribed to them below:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, “control” when used with respect to any Person has the meaning specified in Rule 12b-2 under the Exchange Act; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments hereto.

“Beneficially Own” with respect to any securities means having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act, including without limitation, the 60-day provision in paragraph (d)(1)(i) thereof). The terms “Beneficial Ownership” and “Beneficial Owner” have correlative meanings.

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“Business Day” means any day other than (i) any Saturday or Sunday or (ii) any other day on which banks located in New York, New York are authorized or required by Law to be closed.

“Capital Stock” means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (in each case however designated) stock issued by the Company.

“Closing” has the meaning ascribed thereto in the recitals of this Agreement.

“Common Stock” has the meaning ascribed thereto in the recitals of this Agreement.

“Company” has the meaning set forth in the preamble of this Agreement.

“Demand Notice” has the meaning set forth in Section 2.2(a).

“Demand Registration” has the meaning set forth in Section 2.2(a).

“Demand Registration Statement” has the meaning set forth in Section 2.2(a).

“Electronic Delivery” has the meaning set forth in Section 4.7.

“Equity Securities” means any Common Stock, Options or Convertible Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the U.S. Financial Industry Regulatory Authority.

“GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

“Governmental Entity” means any domestic (federal, state, municipal or local) or foreign or multinational government or governmental, regulatory, political, judicial or quasi-judicial or administrative subdivision, department, authority, entity, agency, regulator, commission, board, bureau, court, or instrumentality.

“Indemnified Party” has the meaning set forth in Section 2.6(c).

“Indemnifying Party” has the meaning set forth in Section 2.6(c).

“Investors” has the meaning set forth in the preamble of this Agreement.

“Investor Director” has the meaning set forth in Section 3.3(a).

“Investor Parties” means the Investors, and their respective Affiliate transferees.

“Investor Party Indemnitees” has the meaning set forth in Section 2.6(a).

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“Law” means any applicable federal, state, local or foreign law, statute, ordinance, rule, guideline, regulation, order, writ, decree, agency requirement, license or permit of any Governmental Entity.

“Losses” has the meaning set forth in Section 2.6(a).

“Management Stockholder” means each of Morry F. Rubin, George Rubin and Brad Bernstein and their respective Affiliates.

“Notice and Questionnaire” means a written notice executed by the Investor Parties and delivered to the Company containing the information required by Item 507 of Regulation S-K to be included in any Shelf Registration Statement regarding the Investor Parties seeking to sell Common Stock pursuant thereto.

“Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Other Securities” means the Common Stock or other securities of the Company which the Company is registering pursuant to a Registration Statement covered by Section 2.3.

“Ownership Percentage” has the meaning ascribed thereto in Section 3.3(a) of this Agreement.

“Parties” has the meaning ascribed thereto in the recitals of this Agreement.

“Permitted Issuance” means any issuance by the Company of Equity Securities (1) to the Company or a Subsidiary of the Company, (2) to officers, employees, directors or consultants of the Company and its Subsidiaries pursuant to the Company’s Board-approved equity incentive plans and the securities issued upon exercise of such grants, (3) as consideration in a merger or acquisition of the stock or assets of another Person, (4) upon the occurrence of a stock split, stock dividend or any subdivision of the Common Stock, or any other reclassification, reorganization or other similar recapitalization, (5) pursuant to the conversion or exchange of any securities of the Company into Capital Stock, or the exercise of any warrants or other rights to acquire Capital Stock; (6) pursuant to a bona fide firm commitment underwritten public offering; (7) in connection with any private placement of warrants to purchase Capital Stock to lenders or other institutional investors (excluding the Company’s stockholders) in any arm’s length transaction approved by the Board in which such lenders or investors provide debt financing to the Company or any Company Subsidiary; (8) in connection with a joint venture, strategic alliance or other commercial relationship with any Person (including Persons that are customers, suppliers and strategic partners of the Company or any Subsidiary) relating to the operation of the Company’s or any Subsidiary’s business and for which a primary purpose thereof is not raising capital; or (9) in connection with any office lease or equipment lease or similar equipment financing transaction approved by the Board in which the Company or any Subsidiary obtains from a lessor or vendor the use of such office space or equipment for its business.

“Permitted Investor Transferee” has the meaning set forth in Section 4.2.

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“Permitted Transferee” means any Affiliate or family member of a Management Stockholder.

“Person” means any individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, Governmental Entity or other entity.

“Piggyback Notice” has the meaning set forth in Section 2.3(a).

“Piggyback Registration” has the meaning set forth in Section 2.3(a).

“Pro Rata Share” means, for any Investor Party at any time of determination, the quotient of (i) the number of shares of Common Stock Beneficially Owned by such Investor Party, divided by, (ii) the number of shares of Common Stock outstanding at such time of determination.

“Proposed Transfer” has the meaning set forth in Section 3.5(a).

“Proposed Transferee” has the meaning set forth in Section 3.5(a).

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

“Purchase Rights” has the meaning set forth in Section 3.2.

“Registrable Securities” means shares of Common Stock issued by the Company at the Closing, as well as any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange generally for, or in replacement generally of, such Common Stock or other Registrable Securities and any securities issued in exchange for such Common Stock or other Registrable Securities in any merger, reorganization, consolidation, share exchange, recapitalization, restructuring or other comparable transaction of the Company. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale by the Investor Parties holding such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective Registration Statement, (b) such securities shall have been or could be sold by the holder, without being subject to any holding period or volume limitations pursuant to Rule 144, under circumstances in which all of the applicable conditions (including any holding period or volume limitations) of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (c) such securities have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend and not subject to any stop order, and such securities may be publicly resold by the Person receiving such certificate without restriction, or (d) such securities shall have ceased to be outstanding.

“Registration Statement” means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

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“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Demand Notice” has the meaning set forth in Section 2.1(a).

“Shelf Filing Date” has the meaning set forth in Section 2.1(a).

“Shelf Registration Statement” has the meaning set forth in Section 2.1(a).

“Shelf Take-Down Notice” has the meaning set forth in Section 2.1(b).

“Subscription Agreements” has the meaning ascribed thereto in the recitals of this Agreement.

“Subsidiary” means, when used with respect to any Person, any other Person of which (a) in the case of a corporation, at least (i) a majority of the equity and (ii) a majority of the voting interests are owned or controlled, directly or indirectly, by such first Person, by any one or more of its Subsidiaries, or by any combination of such first Person and one or more of its Subsidiaries or (b) in the case of any Person other than a corporation, such first Person, one or more of its Subsidiaries, or such first Person and one or more of its Subsidiaries combined (i) owns a majority of the equity interests thereof and (ii) has the power to elect or direct the election of a majority of the members of the governing body thereof. As used in this Agreement, unless the context requires otherwise, references to a Subsidiary or Subsidiaries shall mean a Subsidiary or the Subsidiaries of the Company.

“Tag-Along Notice” has the meaning set forth in Section 3.5(b).

“Tagging Stockholder” has the meaning set forth in Section 3.5(a).

“Transfer” means, with respect to any shares of Common Stock, a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of such shares, including the grant of an option or other right, whether directly or indirectly, whether voluntarily, involuntarily or by operation of Law; and “Transferred” shall have a correlative meaning.

“Transferring Stockholder” has the meaning set forth in Section 3.5(a).

“Voting Stock” means Capital Stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances (determined without regard to any classification of directors).

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SECTION 1.2. General Interpretive Principles. Unless the context otherwise requires: (i) words in the singular include the plural, and in the plural include the singular; (ii) “including” means including without limitation; (iii) references to any Section or clause refer to the corresponding Section or clause, respectively, of this Agreement; (iv) any reference to a day or number of days, unless expressly referred to as a business day shall mean the respective calendar day or number of calendar days; (v) references to Sections of or Rules under the Exchange Act shall be deemed to include substitute, replacement or successor Sections or Rules, and any term defined by reference to a Section of or Rule under the Exchange Act shall include SEC and judicial interpretations of such Section or Rule; and (vi) headings are for convenience of reference only.

ARTICLE II
REGISTRATION RIGHTS

SECTION 2.1. Shelf Registration.

(a)                Following the Company’s becoming eligible to use Form S-3 (or any comparable or successor form or forms then in effect) for a secondary offering , Waterfall shall have the right, by delivering a written notice to the Company (a “Shelf Demand Notice”), to require the Company to file a Registration Statement to register for resale, on a continuous or delayed basis pursuant to Rule 415 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, of all of the Registrable Securities (the “Shelf Registration Statement”). The Company shall use its reasonable best efforts to prepare and file with the SEC the Shelf Registration Statement within 90 days after receipt of the Shelf Demand Notice (the “Shelf Filing Date”). The Shelf Registration Statement shall be on Form S-3 (or any comparable or successor form or forms then in effect) under the Securities Act. The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act by the SEC within 90 days after the Shelf Filing Date. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement (or any successor Shelf Registration Statement) continuously effective under the Securities Act until the earlier of (i) the date when all of the Registrable Securities covered by such Shelf Registration Statement have been sold and (ii) the date on which the Investor Parties cease to own any Registrable Securities.

(b)               If any Investor Party wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so in accordance with this Section 2.1(b) and Section 2.5. Any Investor Party wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, whether in an underwritten offering or otherwise, shall notify the Company of such intent (a “Shelf Take-Down Notice”) and shall deliver a Notice and Questionnaire to the Company at least five (5) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement, it being agreed that if any such Investor Party intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 2.5(a)(vii). From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered to it in connection with a Shelf Take-Down Notice:

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(i)                 if required by applicable Law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable Law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Investor Parties are named as a selling security holder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit the Investor Parties to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable Law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable;

(ii)               provide the Investor Parties copies of any documents to filed pursuant to Section 2.1(b)(i) a reasonable period of time prior to such filing; and

(iii)             notify the Investor Parties as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2.1(b)(i).

Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Investor Party as a selling security holder in any Shelf Registration Statement or related Prospectus if such Investor Party has not delivered a Notice and Questionnaire to the Company.

(c)                If any of the Registrable Securities to be sold pursuant to a Shelf Registration Statement are to be sold in a firm commitment underwritten offering which underwritten offering was initially requested by any Investor Party pursuant to a Shelf Take-Down Notice, and the managing underwriter(s) of such underwritten offering advise the Investor Parties in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with any Other Securities proposed to be included by holders thereof which are entitled to include securities in such Registration Statement, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included, together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

(i)                 first, the Registrable Securities for which inclusion in such underwritten offering was requested by any Investor Party based on the number of Registrable Securities Beneficially Owned by such Investor Party; and

(ii)               second, among any holders of Other Securities, pro rata, based on the number of Other Securities Beneficially Owned by each such holder of Other Securities.

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SECTION 2.2. Demand Registration.

(a)                Waterfall shall have the right, by delivering a written notice to the Company (a “Demand Notice”), to require the Company to register under and in accordance with the provisions of the Securities Act the resale of the number of Registrable Securities Beneficially Owned by the Investor Parties and requested by such Demand Notice to be so registered (a “Demand Registration”); provided, however, that the Company shall not be required to effect a Demand Registration pursuant to this Section 2.2(a) after the Company has effected two (2) Demand Registrations pursuant to this Section 2.2(a); and provided further, that the Investor Parties shall not be entitled to deliver to the Company more than two (2) Demand Registrations in any 12-month period and, in any event, a Demand Notice may only be made if the sale of the Registrable Securities requested to be registered by the Investor Parties includes at least 20% of the originally issued shares of the Registrable Securities originally issued to Investor Parties or is reasonably expected to result in aggregate gross cash proceeds in excess of $1,000,000 (without regard to any underwriting discount or commission). A Demand Notice shall also specify the expected method or methods of disposition of the applicable Registrable Securities. Following receipt of a Demand Notice, the Company shall use its reasonable best efforts to file, as promptly as reasonably practicable, but not later than 30 days after receipt by the Company of such Demand Notice, a Registration Statement relating to the offer and sale of the Registrable Securities requested to be included therein by the Investor Parties in accordance with the methods of distribution elected by Waterfall (a “Demand Registration Statement”) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

(b)               If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) of such underwritten offering advise the Investor Parties in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with any Other Securities proposed to be included by holders thereof which are entitled to include securities in such Registration Statement, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

(i)                 first, the Registrable Securities for which inclusion in such underwritten offering was requested by any Investor Party based on the number of Registrable Securities Beneficially Owned by such Investor Party; and

(ii)               second, among any holders of Other Securities, pro rata, based on the number of Other Securities Beneficially Owned by each such holder of Other Securities.

(c)                In the event of a Demand Registration, the Company shall be required to maintain the continuous effectiveness of the applicable Registration Statement (or any successor Registration Statement) continuously effective under the Securities Act until the earlier of (i) the date when all of the Registrable Securities covered by such Registration Statement have been sold and (ii) the date on which the Investor Parties cease to own any Registrable Securities.

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(d)               Waterfall shall have the right to notify the Company that it has determined that the Registration Statement relating to a Demand Registration be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw such Registration Statement. The Company shall not be required to pay for the expenses of the Investor Parties in connection with any registration proceeding begun pursuant to Section 2.2(a) that has been subsequently withdrawn pursuant to this Section 2.2(d) at the request of Waterfall, unless the withdrawal is based upon material adverse information concerning the Company that the Company had not publicly disclosed at least two (2) Business Days prior to the Company’s receipt of such Demand Notice.

(e)                With the prior written consent of Waterfall (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall be entitled to coordinate any offerings under this Section 2.2 with any offerings to be effected pursuant to similar agreements with the holders of Other Securities, including, if practicable, by filing one Registration Statement for any Registrable Securities being registered pursuant to this Section 2.2 and all Other Securities.

SECTION 2.3. Piggyback Registration.

(a)                At any time after the Closing if, other than pursuant to Sections 2.1 and 2.2, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration statement (a) on Form S-4, Form S-8 or any successor forms thereto, (b) filed solely in connection with any employee benefit or dividend reinvestment plan (c) for the purpose of effecting a rights offering relating to the Common Stock, (d) on Form S-3 (universal shelf) to register on an unallocated and continuous basis the primary offering of securities by the Company or (e) the registration statement on Form S-1 (registration no. 333-201644) initially filed on January 22, 2015) or for the account of any of its security holders, the Company will give to the Investor Parties written notice of such filing at least fifteen (15) days prior to the anticipated filing date (the “Piggyback Notice”). The Piggyback Notice shall offer the Investor Parties the opportunity to include in such registration statement the number of Registrable Securities (for purposes of this Section 2.3, “Registrable Securities” shall be deemed to mean solely securities of the same type and class as those proposed to be offered by the Company for its own account) as it may request (a “Piggyback Registration”). Subject to Section 2.3(b), the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within seven (7) days after notice has been given to the Investor Parties. The Company shall be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration for a period of 360 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold.

(b)               If any of the securities to be registered pursuant to the registration giving rise to the Investor Parties’ rights under this Section 2.3 are to be sold in an underwritten offering, the Investor Parties shall be permitted to include all Registrable Securities requested to be included in such registration in such offering on the same terms and conditions as any other shares of Capital Stock, if any, of the Company included therein; provided, however, that if such offering involves a firm commitment underwritten offering and the managing underwriter(s) of such underwritten offering advise the Investor Parties in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

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(i)                 first, all Other Securities being sold by the Company or by any Person (other than the Investor Parties) exercising a contractual right to demand registration pursuant to which such registration statement was filed; and

(ii)               second, among any other holders of Registrable Securities or Other Securities requesting such registration, pro rata, based on the aggregate number of Registrable Securities and Other Securities Beneficially Owned by each such holder.

(c)                The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of the related Registration Statement and shall have no obligation to register any Registrable Securities in connection with such registration, except to the extent provided herein.

(d)               Each Investor Party shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Registration by giving written notice to the Company of its request to withdraw at least two (2) Business Days prior to the planned effective date of the related Registration Statement. Notwithstanding Section 2.4, the Company shall not be required to pay for the expenses of any Investor Party in connection with any registration proceeding begun pursuant to this Section 2.3 from which the Investor Parties has subsequently withdrawn pursuant to this Section 2.3(d), unless such Investor Party’s withdrawal is based upon material adverse information concerning the Company that the Company had not publicly disclosed at least two (2) Business Days prior to the Company’s delivery of such Piggyback Notice.

SECTION 2.4. Registration Expenses. In connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 (including any subsequently abandoned or withdrawn registration statement), the Company shall pay all of the registration expenses incurred in connection with the registration thereunder, including, without limitation, all: (a) registration and filing fees, (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) processing, duplicating and printing expenses, (d) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation system, (f) reasonable fees and disbursements of counsel for the Company, reasonable fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by any registered public accounting firms of a comfort letter or comfort letters requested but not the cost of any audit other than a year end audit) and reasonable fees and expenses of one counsel (and applicable local counsel as necessary) for the Investor Parties and (g) reasonable fees and expenses of any special experts retained by the Company in connection with such registration. Notwithstanding the foregoing, the Investor Parties shall be responsible for (i) any underwriting fees, discounts or commissions, (ii) any commissions of brokers and dealers, and (iii) capital gains, income and transfer taxes, if any, relating to the sale of Registrable Securities of the Investor Parties.

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SECTION 2.5. Registration Procedures.

(a)                In connection with the registration of any Registrable Securities pursuant to this Agreement:

(i)                 The Company shall prepare and file with the SEC a Registration Statement with respect to such Registrable Securities as provided herein, make all required filings with FINRA and use its reasonable best efforts to keep each Registration Statement continuously effective during the period such Registration Statement is required to remain effective pursuant to the terms of this Agreement; upon the occurrence of any event that would cause the Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Registrable Securities during the period such Registration Statement is required to remain effective pursuant to the terms of this Agreement, the Company shall file promptly an appropriate amendment to the Registration Statement, a supplement to the Prospectus or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), the Company shall use its reasonable best efforts to cause such amendment to be declared effective and the Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter.

(ii)               The Company shall prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective during the periods provided herein.

(iii)             The Company shall advise the Investor Parties promptly (which notice pursuant to clauses (B) through (D) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(A)             when the Prospectus or any Prospectus supplement or post-effective amendment is proposed to be or has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

(B)              of any request by the SEC or any other Governmental Entity for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;

(C)              of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the threatening or initiation of any proceeding for any of the preceding purposes;

(D)             of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; or

(E)              of the existence of any fact or the happening of any event, during the period in which a Registration Statement remains effective under the Securities Act, that makes any statement of a material fact made in such Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading.

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(iv)             The Company shall, unless any Registrable Securities shall be in book-entry form only, cooperate with the Investor Parties to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities Laws), and enable such Registrable Securities to be in such denominations and registered in such names as the Investor Parties may request at least two (2) Business Days before any sale of Registrable Securities. In connection therewith, if reasonably required by the Company’s transfer agent, the Company shall promptly deliver any authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

(v)               The Company shall use its reasonable best efforts to promptly register or qualify any Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any Investor Party reasonably requests and which may be reasonably necessary or advisable to enable such Investor Party to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Investor Parties, keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such Investor Parties to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Investor Parties; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Agreement, (B) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation but for this Agreement or (C) consent to general service of process in any jurisdiction where it would not otherwise be subject to such service but for this Agreement.

(vi)             The Company shall use its reasonable best efforts to promptly cause any Registrable Securities covered by a Registration Statement to be registered with or approved by such other Governmental Entity within the United States as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such Registration Statement.

(vii)           The Company shall, in the event that any Investor Party advises the Company that the Investor Party intends to distribute any Registrable Securities by means of an underwritten offering, whether pursuant to Sections 2.1, 2.2 or 2.3, enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by such Investor Party or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities and deliver such documents and certificates as may be reasonably requested by such Investor Party, its counsel and the managing underwriter(s), if any.

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(b)               No Investor Party by acquisition of a Registrable Security shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement, or to receive a Prospectus relating thereto, unless it has furnished the Company with a Notice and Questionnaire (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. The Company may require the Investor Parties selling Registrable Securities pursuant to a Registration Statement to furnish to the Company such information regarding the Investor Parties and the distribution of such Common Stock as the Company may from time to time reasonably require for inclusion in such Registration Statement. The Investor Parties shall promptly furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by the Investor Parties not misleading. Any sale of any Registrable Securities by such Investor Parties shall constitute a representation and warranty by such Investor Party that the information relating to the Investor Party and its plan of distribution is as set forth in the Prospectus delivered in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Investor Party or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by the Investor Party or its plan of distribution necessary to make the statements in such Prospectus, in light of the circumstances under which they were made, not misleading. The Company may exclude from such Registration Statement the Registrable Securities of any Investor Party that fails to furnish such information within a reasonable time after receiving such request. The Company shall not include in any Registration Statement any information regarding, relating to or referring to such Investor Party or its plan of distribution without the approval of such Investor Party in writing.

(c)                No Investor Party shall use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

SECTION 2.6. Indemnification.

(a)                The Company shall indemnify and hold harmless, to the fullest extent permitted by Law, the Investor Parties, the officers, directors, partners (limited and general), members, managers, representatives, agents and employees of the Investor Parties, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Investor Parties, each underwriter (including the Investor Parties if they are deemed to be an underwriter pursuant to any SEC comments or policies), if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, the “Investor Party Indemnitees”), from and against all losses, claims, damages, liabilities and expenses (collectively, “Losses”) in connection with any sale of Registrable Securities pursuant to a Registration Statement arising out of or based upon (i) any violation or alleged violation of the Securities Act or any rule or regulation promulgated thereunder by the Company or any of its Affiliates, employees, officers, directors or agents or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or preliminary or final Prospectus relating to the registration of such Registrable Securities or any amendment or supplement thereto or any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to such Investor Party Indemnitee in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, including any such preliminary or final Prospectus contained therein or any such amendments or supplements thereto, or contained in any free writing prospectus (as such term is defined in Rule 405 under the Securities Act) prepared by the Company or authorized by it in writing for use by such Investor Party Indemnitee (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Investor Party Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by the Investor Party expressly for inclusion in such Registration Statement, including any such preliminary or final Prospectus contained therein or any such amendments or supplements thereto, (B) offers or sales effected by or on behalf of such Investor Party Indemnitee “by means of” (as defined in Rule 159A under the Securities Act) a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company or (C) the failure of any Investor Party Indemnitee to deliver or make available to a purchaser of Registrable Securities a copy of any Registration Statement, including any preliminary or final Prospectus contained therein or any amendments or supplements thereto (if the same was required by applicable Law to be delivered or made available); provided that the Company shall have delivered to such Investor Party Indemnitee such Registration Statement, including such preliminary or final Prospectus contained therein and any amendments or supplements thereto.

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(b)               In connection with any Registration Statement in which an Investor Party is participating by registering Registrable Securities, such Investor Party shall indemnify and hold harmless, to the fullest extent permitted by Law, severally and not jointly, the Company, the officers, directors, agents, representatives or other employees of the Company, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against all Losses, as incurred, arising out of or based on any untrue or alleged untrue statement of a material fact contained in any such Registration Statement or preliminary or final Prospectus relating to the registration of such Registrable Securities or any amendment or supplement thereto or any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case solely to the extent that such untrue or alleged untrue statement or omission or alleged omission is made in such Registration Statement or in any preliminary or final Prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405 under the Securities Act) in reliance upon and in conformity with written information furnished to the Company by the Investor Parties expressly for inclusion in such document.

(c)                If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any Action with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been actually prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or Action, to assume, at the Indemnifying Party’s expense, the defense of any such Action, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such Action or fails to employ counsel reasonably satisfactory to such Indemnified Party, in which case the Indemnified Party shall also have the right to employ counsel and to assume the defense of such Action or (iii) in the Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and Indemnifying Party may exist in respect of such Action; provided, further, that the Indemnifying Party shall not, in connection with any one such Action or separate but substantially similar or related Actions in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties. Whether or not such defense is assumed by the Indemnifying Party, neither the Indemnifying Party nor the Indemnified Party will be subject to any liability for, or otherwise effect, any settlement made without the consent of the other (but such consent shall not be unreasonably withheld, conditioned or delayed).

(d)               Neither Party shall settle, compromise, discharge or consent to an entry of judgment with respect to a claim or liability subject to indemnification under this Section 2.6 without the other Parties’ prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided that the Indemnifying Party may agree without the prior written consent of the Indemnified Party to any settlement, compromise, discharge or consent to an entry of judgment, in each case that relates only to money damages and by its terms obligates the Indemnifying Party to pay the full amount of the liability in connection with such claim and which unconditionally releases the Indemnified Party from all liability in connection with such claim.

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(e)                If the indemnification provided for in this Section 2.6 is unavailable to hold harmless each of the Indemnified Parties against any losses, claims, damages, liabilities and expenses to which such parties may become subject under the Securities Act, then the Indemnifying Party shall, in lieu of indemnifying each party entitled to indemnification hereunder, contribute to the amount paid or payable by such party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Parties on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact, or omission or alleged omission to state a material fact, relates to information supplied by or concerning the Indemnifying Party on the one hand, or by such Indemnified Party on the other, and such party’s relative intent, knowledge, access to information and opportunity to have corrected or prevented such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person that is not guilty of such fraudulent misrepresentation.

SECTION 2.7. Miscellaneous.

(a)                With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees, so long as there are outstanding Registrable Securities, to use its reasonable best efforts to:

(i)                 make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(ii)               file with the SEC in a timely manner all reports and other documents as the SEC may prescribe under the Exchange Act at any time while the Company is subject to such reporting requirements of the Exchange Act; and

(iii)             furnish to the Investor Parties upon a reasonable request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as any Investor Party may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such Registrable Securities without registration.

(b)               Subject to the provisions hereof, in the event the Company proposes to enter into an underwritten public offering, the Investor Parties shall enter into a customary agreement with the managing underwriters not to effect any sale or distribution of equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, during the period beginning up to two (2) days prior to the date of such offering and extending for up to 180 days following the effective date of such offering if so requested by the Company and the underwriters. The Company may impose stop-transfer restrictions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period and shall lift such stop-transfer restrictions immediately upon the end of such period.

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ARTICLE III
OTHER RIGHTS

SECTION 3.1. Board Observation/Information Rights. So long as the Investor Parties own in the aggregate, a number of shares of Common Stock which together represent at least five percent (5%) of the total number of shares of Common Stock issued and outstanding:

(a)                provided that Waterfall shall not have a nominee serving on the Company’s Board of Directors, Waterfall shall be entitled to designate a representative who the Company shall permit to attend all meetings of its Board of Directors and its committees and those of its Subsidiaries as well as the Credit Committee, if there is one (subject to the same limitations and considerations set forth in Section 3.4(b)) in a nonvoting observer capacity and, in this respect, shall give such representatives copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representatives shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest; and

(b)               provided that Waterfall shall not have a nominee serving on the Company’s Board of Directors or a representative serving as an observer pursuant to Section 3.1(a), the Company shall provide the Investor Parties with (i) as soon as available, but within 30 days after the end of each fiscal month, consolidated unaudited financial statements of the Company and its Subsidiaries consisting of an unaudited income statement for such month, statement of cash flows for such month and balance sheet as of the end of such month and, in each case, prepared in accordance with GAAP; (ii) as soon as available, but in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company, consolidated unaudited financial statements of the Company and its Subsidiaries consisting of an unaudited income statement for such quarter, statement of cash flows for such quarter and balance sheet as of the end of such quarter and, in each case, prepared in accordance with GAAP; (iii) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, consolidated audited financial statements of the Company and its Subsidiaries consisting of an audited income statement for such fiscal year, statement of cash flows for such fiscal year and balance sheet as of the end of such fiscal year and, in each case, prepared in accordance with GAAP; (iv) a copy of the financial plan of the Company and its Subsidiaries in the form approved by the Board prior to the beginning of each fiscal year and any Board-approved revisions thereof, and (v) such other financial information the Investor Parties may reasonably request; provided that any documents or other information that is filed with the SEC need not be separately provided by the Company to the Investor Parties.

SECTION 3.2. Preemptive Rights; Certain Approval Rights.

(a)                If at any time the Company proposes to grant, issue or sell any Equity Securities (in each case, other than any Permitted Issuances) to any Person (the “Purchase Rights”) then it shall give the Investor Parties written notice of its intention to do so, describing the Equity Securities and the price and the terms and conditions upon which the Company proposes to issue the same. Each Investor Party shall be entitled to acquire, upon the terms applicable to such Purchase Rights, its Pro Rata Share of the Equity Securities proposed to be granted, issued or sold by the Company triggering the Purchase Rights. Each Investor Party shall have ten (10) Business Days from the giving of such notice to agree to purchase its Pro Rata Share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of such Equity Securities to be purchased. If not all of the Investor Parties elect to purchase their Pro Rata Share of the Equity Securities subject to the Purchase Rights, then the Company shall promptly notify in writing the Investor Parties who have elected to purchase their full Pro Rata Share of such Equity Securities and shall offer such Investor Parties the right to acquire such unsubscribed shares on a pro rata basis (based on Pro Rata Shares). The Investor Parties shall have five (5) Business Days after receipt of such notice to notify the Company of their election to purchase all or a portion thereof of the unsubscribed shares. If the Investor Parties have, in the aggregate elected to purchase more than the number of unsubscribed shares being offered in such notice, then the unsubscribed shares shall be allocated according to each Investor Party’s Pro Rata Share up to the number of unsubscribed shares set forth in the notice to the Investor Parties. If the Investor Parties fail to exercise in full its Purchase Rights, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the purchasers’ rights were not exercised, at a price and upon terms and conditions no more favorable to the purchasers thereof than specified in the Company’s notice to the Investor Parties pursuant to this Section 3.2. If the Company has not sold such Equity Securities within such ninety (90) days, the Company shall not thereafter issue or sell any Equity Securities (other than Permitted Issuances) without first again complying with this Section 3.2. The provisions of this Section 3.2 shall terminate upon the Investor Parties ceasing to own in the aggregate, a number of shares of Common Stock which together represent at least five percent (5%) of the total number of shares of Common Stock issued and outstanding.

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(b)               The Company covenants and agrees that it will not enter into a joint venture, equity arrangement or other strategic transaction with the MacFarlane Group without the prior written approval of same by Waterfall.

SECTION 3.3. Investor Director.

(a)                Investor Party Nomination. For so long as the Ownership Percentage (calculated as described below) of the Investor Parties equals or exceeds ten percent (10%), Waterfall shall be entitled to nominate one (1) director to the Board (the “Investor Director”). For purposes of this Section 3.3(a), “Ownership Percentage” of the Investor Parties shall mean, at any time of determination, the percentage equal to (i) the number of shares of Common Stock issued and outstanding that the Investor Parties Beneficially Own, divided by (ii) the total number of shares of Common Stock issued and outstanding.

(b)               Company Nomination. In accordance with the provisions of Section 3.3(a), at each meeting of the Company’s stockholders at which the election of directors is to be considered, the Company shall nominate the Investor Director designated by Waterfall for election to the Board by the holders of Voting Stock and solicit proxies from the Company’s stockholders in favor of the election of the Investor Director. The Company shall use reasonable best efforts to cause each Investor Director to be elected to the Board (including voting all unrestricted proxies in favor of the election of such the Investor Director and including recommending approval of such Investor Director’s appointment to the Board) and shall not take any action designed to diminish the prospects of such the Investor Director of being elected to the Board.

(c)                Removal. Each Investor Director appointed pursuant to this Section 3.3 shall continue to hold office until the next annual meeting of the stockholders of the Company and until his or her successor is elected and qualified in accordance with this Section 3.3 and the Bylaws, unless such Investor Director is earlier removed from office or at such time as such Investor Director’s death, resignation, retirement or disqualification. The Company shall use reasonable best efforts to ensure that an Investor Director is removed only if so directed in writing by Waterfall, unless otherwise required by this Section 3.3 or applicable Law.

(d)               Vacancies. In the event of a vacancy on the Board resulting from the death, disqualification, resignation, retirement or termination of the term of office of the Investor Director, the Company shall use reasonable best efforts to cause the Board to fill such vacancy or new directorship with a representative designated by Waterfall as provided hereunder, in either case, to serve until the next annual or special meeting of the stockholders (and at such meeting, such representative, or another representative designated by such holders, will be nominated to be elected to the Board in the manner set forth in Section 3.3(b)). If Waterfall fails or declines to fill the vacancy, then the directorship shall remain open until such time as Waterfall elects to fill it with a representative designated hereunder.

SECTION 3.4. Director Provisions.

(a)                Fees and Expenses. Each Investor Director shall be entitled to reimbursement of expenses incurred in such capacities on the same basis as the Company provides such reimbursement to the other non-management members of its Board but such Investor Directors shall not otherwise be entitled to compensation for their service on the Board.

(b)               Committees; Subsidiary Boards. At the request of Waterfall, the Company shall use its reasonable best efforts to cause the Investor Director to have representation on each committee of the Board, so long as consistent with the independence and other applicable requirements of the principal trading market of the Company’s Common Stock or under applicable Law. At the request of Waterfall, the Company shall use its reasonable best efforts to cause the Investor Director to have representation the boards (or equivalent governing body) and committees of each Subsidiary of the Company.

SECTION 3.5. Tag-Along Rights.

(a)                If a Management Stockholder (the “Transferring Stockholder”) proposes to Transfer all or any portion of its shares of Common Stock (a “Proposed Transfer”) (other than (i) to a Permitted Transferee, (ii) pursuant to Rule 144, or (iii) pursuant to a offering registered under the Securities Act), each Investor Party shall have the right to participate in the Transferring Stockholder’s Transfer by Transferring up to a pro rata portion of its shares (determined by multiplying the number of shares owned by such Tagging Stockholder (as defined below) by a fraction, the numerator of which is the number of shares owned by such Investor Party and the denominator of which is the total number of shares owned by the Transferring Stockholders and the Investor Parties) to the proposed transferee (the “Proposed Transferee”) (each Investor Party that exercises its rights under this Section 3.5, a “Tagging Stockholder”).

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(b)               The Transferring Stockholder shall give written notice (a “Tag-Along Notice”) to each Investor Party of a Proposed Transfer, setting forth the number of shares of Common Stock proposed to be so Transferred, the name and address of the Proposed Transferee, the proposed amount and form of consideration and other terms and conditions of payment offered by the Proposed Transferee. The Transferring Stockholder shall deliver or cause to be delivered to each Investor Party copies of all transaction documents relating to the Proposed Transfer as the same become available. The tag-along rights provided by this Section 3.5 must be exercised by an Investor Party within a period of three (3) Business Days from the date of the Tag-Along Notice, by delivery of a written notice to the Transferring Stockholder indicating its desire to exercise its rights and specifying the number of shares of Common Stock it desires to Transfer. If the Transferring Stockholder is unable to cause the Proposed Transferee to purchase all the shares of Common Stock proposed to be Transferred by the Transferring Stockholder and the Tagging Stockholders, then the number of shares of Common Stock that each such stockholder is permitted to sell in such Proposed Transfer shall be reduced pro rata based on the number of shares of Common Stock proposed to be Transferred by such stockholder relative to the aggregate number of shares of Common Stock proposed to be Transferred by all stockholders participating in such Proposed Transfer. The Transferring Stockholder shall have a period of ninety (90) days following the expiration of the three (3) Business Day period mentioned above to enter into a definitive agreement to sell all the shares of Common Stock agreed to be purchased by the Proposed Transferee on the terms specified in the notice required by the first sentence of this Section 3.5(b). If the Proposed Transferee agrees to purchase more shares of Common Stock than specified in the Tag-Along Notice in the Proposed Transfer, the Investor Parties shall also have the same right to participate in the Transfer of such shares of Common Stock that are in excess of the amount set forth on the Tag-Along Notice in accordance with this Section 3.5.

(c)                Any Transfer of shares of Common Stock by a Tagging Stockholder to a Proposed Transferee pursuant to this Section 3.5 shall be on the same terms and conditions (including, without limitation, price, time of payment and form of consideration) as to be paid to the Transferring Stockholder; provided that in order to be entitled to exercise its tag-along right pursuant to this Section 3.5, each Tagging Stockholder must agree to make to the Proposed Transferee representations, warranties, covenants, indemnities and agreements the same mutatis mutandis as those made by the Transferring Stockholder in connection with the Proposed Transfer (other than any non-competition, non-solicitation or similar agreements or covenants that would bind the Tagging Stockholder or its Affiliates), and agree to the same conditions to the Proposed Transfer as the Transferring Stockholder agrees, it being understood that all such representations, warranties, covenants, indemnities and agreements shall be made by the Transferring Stockholder and each Tagging Stockholder severally and not jointly and that the aggregate amount of the liability of the Tagging Stockholder shall not exceed, except with respect to individual representations, warranties, covenants, indemnities and other agreements of the Tagging Stockholder as to the unencumbered title to its shares of Common Stock and the power, authority and legal right to Transfer such Common Shares, such Tagging Stockholder’s pro rata share of any such liability to be determined in accordance with such Tagging Stockholder’s portion of the total number of shares of Common Stock included in such Transfer; provided that, in any event the amount of liability of any Tagging Stockholder shall not exceed the proceeds such Tagging Stockholder received in connection with such Transfer. Each Tagging Stockholder shall be responsible for its proportionate share of the costs of the Proposed Transfer to the extent not paid or reimbursed by the Proposed Transferee or the Company.

(d)               The provisions of this Section 3.5 shall terminate upon the listing of the shares of Common Stock, including all shares Beneficially Owned by the Investor Parties, on a national securities exchange registered under the Exchange Act.

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ARTICLE IV
MISCELLANEOUS

SECTION 4.1. Amendment and Modification. No term of this Agreement may be amended or modified without the prior written consent of the Company and Investor Parties holding a majority of the Registrable Securities held by all Investor Parties. No provision of this Agreement may be waived except in a writing executed and delivered by the Party against whom such waiver is sought to be enforced. Any amendment or waiver effected in accordance with this Section 4.1 shall be binding upon the Investor Parties and the Company.

SECTION 4.2. Successors and Assigns; Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investor Parties and their respective successors and assigns. This Agreement may not be assigned by any Party hereto without the prior written consent of the Company and Waterfall, except that (1) in connection with the transfer of its shares of Common Stock to an Affiliate any Investor Party may transfer or assign, its rights hereunder to such Permitted Investor Transferee and (2) in connection with the sale of its shares of Common Stock to a Person that together with its Affiliates is acquiring from the Investor Parties Registrable Securities which together represent at least five percent (5%) of the total number of shares of Common Stock issued and outstanding, any Investor Party may transfer or assign its rights with respect to such Registrable Securities under Article II hereof to such purchaser (any such transferees under the forgoing clause (1) or (2), a “Permitted Investor Transferee”); provided that (a) such Investor Party complies with all Laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected and (b) the transferee agrees in writing to be bound by this Agreement as if it were a party hereto and an Investor Party hereunder. For the avoidance of doubt, the rights set forth herein applicable to Investor and/or any Investor Party shall, as contemplated by this Section 4.2, inure to any Permitted Investor Transferee of an Investor Party.

SECTION 4.3. Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be declared by any court of competent jurisdiction to be invalid, illegal, void or unenforceable in any respect, all other provisions of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, illegal, void or unenforceable, shall nevertheless remain in full force and effect and will in no way be affected, impaired or invalidated thereby. Upon such determination that any provision, or the application of any such provision, is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by Law in an acceptable manner.

SECTION 4.4. Notices and Addresses. Unless otherwise provided, any notice or request required or permitted to be delivered under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (a) if given by personal or electronic delivery, upon actual delivery, (b) if given by facsimile, upon receipt of confirmation of a completed transmittal, (c) if given by mail, upon the earlier of (i) actual receipt of such notice by the intended recipient or (ii) three (3) Business Days after such notice is deposited in first class mail, postage prepaid, and (d) if by an internationally recognized overnight air courier, one (1) Business Day after delivery to such carrier. All notices shall be addressed to the Party to be notified at the address as follows, or at such other address as such Party may designate by ten (10) days’ advance written notice to the other Party:

If to the Company or the Management Stockholders:

FlexShopper, Inc.
2700 North Military Trail, Ste. 200

Boca Raton, FL 33431

Attention: Chief Executive Officer
Email: brad.bernstein@flexshopper.com
Facsimile: 212-214-0881

With a copy to (which shall not constitute notice to the Company):

K&L Gates, LLP

214 N. Tryon Street, 47th Floor

Charlotte, NC 28202
Attention: Mark Busch
Email: mark.busch@klgates.com
Facsimile: 704-353-3140

If to the Investor Parties:

Waterfall Asset Management, LLC
1140 Avenue of Americas, 7th Floor
New York, NY 10036

Attention: Kenny Nick, General Counsel
Email: knick@waterfallam.com
Facsimile: 212-257-4699

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With a copy to (which shall not constitute notice to the Investor Parties):

Mayer Brown LLP
71 S. Wacker Drive
Chicago, IL 60606
Attention: Bruce F. Perce
Stuart M. Litwin
Email: bperce@mayerbrown.com; slitwin@mayerbrown.com
Facsimile: (312) 706-8165

SECTION 4.5. Governing Law; CONSENT TO JURISDICTION. This Agreement and any Action or dispute arising under or related in any way to this Agreement, the relationship of the Parties, the transactions leading to this Agreement or contemplated hereby and/or the interpretation and enforcement of the rights and duties of the Parties hereunder or related in any way to the foregoing, shall be governed by and construed in accordance with the internal, substantive Laws of the State of New York applicable to agreements entered into and to be performed solely within such state without giving effect to the principles of conflict of Laws thereof. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT (INCLUDING ANY SUIT, ACTION OR PROCEEDING SEEKING EQUITABLE RELIEF) SHALL PROPERLY AND EXCLUSIVELY LIE IN THE COURTS OF THE STATE OF NEW YORK OR, TO THE EXTENT THE COURTS OF NEW YORK DO NOT HAVE SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT LOCATED IN NEW YORK CITY. EACH PARTY HERETO FURTHER AGREES NOT TO BRING ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY COURT OTHER THAN THE COURTS IDENTIFIED IN THE FOREGOING SENTENCE. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS IN NEW YORK CITY FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES HERETO IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN EACH OF THE FOREGOING COURTS, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING.

SECTION 4.6. Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

SECTION 4.7. Counterparts; Electronic Delivery. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a telecopy machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise (a) the use of Electronic Delivery to deliver a signature or (b) the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery, as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

SECTION 4.8. Further Assurances. Each Party shall cooperate and take such action as may be reasonably requested by another Party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

SECTION 4.9. Remedies. Each Party hereby acknowledges and agrees that the failure of the other Party to perform its respective agreements and covenants hereunder, including any failure to take all actions as are necessary by such Party to consummate the transactions contemplated hereby (to the extent required to be taken by such Party under this Agreement), will cause irreparable injury to the other Party, for which damages, even if available, will not be an adequate remedy. Accordingly, each Party hereby agrees that any other Party may seek the issuance of equitable relief by any court of competent jurisdiction to compel performance of such Party’s obligations without the need to prove actual damages or post a bond or other security.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

FLEXSHOPPER, INC.

By: /s/ Brad Bernstein
Name: Brad Bernstein Title: Chief Executive Officer

The undersigned hereby execute this Agreement solely to agree to be bound by the provisions of Section 3.5 hereof.

MANAGEMENT STOCKHOLDERS

/s/ Morry F. Rubin
Name: Morry F. Rubin

/s/ George Rubin
Name: George Rubin

/s/ Brad Bernstein
Name: Brad Bernstein

Signature Page to the Investor Rights Agreement

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Waterfall Eden Master Fund, Ltd.

By: /s/ Thomas Capesse
Name: Thomas Capasse
Title: Principal

Signature Page to the Investor Rights Agreement

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Waterfall Delta Offshore Master Fund, LP
By: Waterfall Delta GP, LLC, its general partner

By: /s/ Thomas Capesse
Name: Thomas Capasse
Title: Principal

Signature Page to the Investor Rights Agreement

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Waterfall Sandstone Fund, LP
By: Waterfall Sandstone GP, LLC, its general partner

By: /s/ Thomas Capesse
Name: Thomas Capasse
Title: Authorized Signatory

Signature Page to the Investor Rights Agreement

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